UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-03785

Fidelity Advisor Series I

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2022

Item 1.

Reports to Stockholders

Fidelity Advisor® Balanced Fund

Annual Report
August 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	-18.18%	7.17%	8.46%
Class M (incl.3.50% sales charge)	-16.45%	7.42%	8.46%
Class C (incl. contingent deferred sales charge)	-14.63%	7.64%	8.45%
Class I	-12.98%	8.72%	9.38%
Class Z	-12.87%	8.86%	9.51%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Balanced Fund - Class A, a class of the fund,  on August 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

41,000
35,000
30,000
25,000
20,000
15,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$22,520 Fidelity Advisor® Balanced Fund – Class A
$34,173 S&P 500® Index

Management's Discussion of Fund Performance
Market Recap:
The S&P 500 index returned -11.23% for the 12 months ending August 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), even as the central bank again raised its benchmark interest rate by 0.75%, before a leg down in August (-4.08%). Turning to fixed income, U.S. taxable investment-grade bonds returned -11.52% for the 12 months, hampered by higher interest rates. Meanwhile, U.S. corporate high-yield bonds returned -10.43% and U.S. Treasury Inflation-Protected Securities had a return of -5.98%.
Comments from Co-Portfolio Manager Robert Stansky:
For the fiscal year, the fund's share classes (excluding sales charges, if applicable) returned about -14% to -13%, trailing the -11.07% return of the Fidelity Balanced 60/40 Composite Index. Versus the Composite index, security selection in the equity subportfolio detracted most. The fund's stock investments returned -13.22% the past 12 months, versus -11.23% for the S&P 500. Stock picks particularly hurt in the software & services segment of the information technology sector. At the stock level, negligible exposure to strong-performing benchmark components Chevron (+70%) and ConocoPhillips (+104%) notably held back the fund's performance. We sold both positions. Conversely, positioning in utilities and materials aided relative performance a bit. Nielsen Holdings (+23%) - not held at period end - was the top relative contributor among individual holdings. The investment-grade bond central fund returned -11.04%, outpacing the -11.52% result of the Bloomberg U.S. Aggregate Bond Index. Our decision to limit the portfolio's duration, particularly in the period's first half, added value versus the benchmark amid sharply rising interest rates the past 12 months. Significantly underweighting mortgage-backed securities also contributed on a relative basis. On the other hand, overweighting investment-grade corporate bonds detracted versus the benchmark, as widening credit spreads negatively affected the performance of corporates. We especially saw underperformance from the debt of high-quality bank issuers, which we favored for their generally defensive qualities.
Notes to shareholders:
After more than 17 years with Fidelity, Brian Lempel retired from Fidelity on January 18, 2022, at which time Matt Drukker, Pri Bakshi and Ali Khan were appointed co-managers of the fund. Pri and Ali assumed responsibility for the information technology sleeve, while Matt took the reins on the communication services sleeve. On April 1, 2022, Ashley Fernandes assumed co-management responsibilities for the fund's materials sleeve, joining Jody Simes. On July 27, 2022, Chad Colman assumed portfolio management responsibilities for the fund's industrials sleeve, succeeding John Mirshekari. On August 1, 2022, Chris Lee assumed co-management responsibilities for the fund. After nearly four decades with Fidelity, Robert Stansky will retire on December 31, 2022. On January 1, 2023, Chris Lee plans to assume Stansky's responsibilities for the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary August 31, 2022 (Unaudited)
The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.
Top Holdings (% of Fund's net assets)

Microsoft Corp.	4.8
Apple, Inc.	4.4
Amazon.com, Inc.	2.5
UnitedHealth Group, Inc.	1.6
Alphabet, Inc. Class A	1.3
Alphabet, Inc. Class C	1.3
Meta Platforms, Inc. Class A	1.2
Exxon Mobil Corp.	1.2
Tesla, Inc.	1.1
Bank of America Corp.	1.1
20.5

Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
U.S. Treasury Obligations	10.9
Freddie Mac	1.9
Fannie Mae	1.7
Uniform Mortgage Backed Securities	1.4
Ginnie Mae	1.3
JPMorgan Chase & Co.	0.4
Bank of America Corp.	0.4
Morgan Stanley	0.4
BX Trust	0.4
Citigroup, Inc.	0.3
19.1

Market Sectors (% of Fund's net assets)

Information Technology	18.2
Financials	12.4
Health Care	10.1
Consumer Discretionary	8.2
Communication Services	6.9
Industrials	5.6
Consumer Staples	5.2
Energy	4.2
Real Estate	2.8
Utilities	2.6
Materials	1.8

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (0.5)%*
Foreign investments - 8.4%
*Short-Term Investments and Net Other Assets (Liabilities) are not available in the pie chart.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.
Percentages in the above tables are adjusted for the effect of futures contracts and swaps, if applicable.
An unaudited holdings listing for the fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Money Market Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Schedule of Investments August 31, 2022
Showing Percentage of Net Assets
Common Stocks - 66.9%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 6.0%
Diversified Telecommunication Services - 0.2%
AT&T, Inc.	295,141	5,177
Liberty Global PLC Class C (a)	292,569	6,235
		11,412
Entertainment - 1.1%
Activision Blizzard, Inc.	160,926	12,631
Cinemark Holdings, Inc. (a)(b)	155,607	2,191
Electronic Arts, Inc.	13,600	1,725
Netflix, Inc. (a)	101,387	22,666
Sea Ltd. ADR (a)	80,200	4,972
Take-Two Interactive Software, Inc. (a)	37,380	4,581
The Walt Disney Co. (a)	175,925	19,718
Warner Bros Discovery, Inc. (a)	10,522	139
		68,623
Interactive Media & Services - 4.0%
Alphabet, Inc.:
Class A (a)	782,840	84,719
Class C (a)	775,320	84,626
Meta Platforms, Inc. Class A (a)	475,575	77,485
Snap, Inc. Class A (a)	613,330	6,673
Tongdao Liepin Group (a)	1,223,021	1,526
Twitter, Inc. (a)	73,900	2,864
		257,893
Media - 0.3%
Altice U.S.A., Inc. Class A (a)	208,202	2,082
Comcast Corp. Class A	206,426	7,471
Liberty Broadband Corp.:
Class A (a)	17,200	1,734
Class C (a)	65,700	6,682
		17,969
Wireless Telecommunication Services - 0.4%
T-Mobile U.S., Inc. (a)	198,395	28,561
TOTAL COMMUNICATION SERVICES		384,458
CONSUMER DISCRETIONARY - 7.8%
Auto Components - 0.1%
Adient PLC (a)	115,300	3,828
Automobiles - 1.2%
Ferrari NV	21,100	4,107
Tesla, Inc. (a)	263,400	72,596
		76,703
Distributors - 0.1%
LKQ Corp.	134,600	7,163
Diversified Consumer Services - 0.0%
Frontdoor, Inc. (a)	59,847	1,405
Hotels, Restaurants & Leisure - 1.1%
ARAMARK Holdings Corp.	24,900	889
Booking Holdings, Inc. (a)	9,600	18,008
Caesars Entertainment, Inc. (a)	101,700	4,385
Churchill Downs, Inc.	48,000	9,460
Compass Group PLC	226,000	4,861
Domino's Pizza, Inc.	17,300	6,433
Marriott International, Inc. Class A	109,300	16,804
McDonald's Corp.	42,000	10,596
Sweetgreen, Inc. Class A	11,300	191
		71,627
Household Durables - 0.2%
Lennar Corp. Class A	88,200	6,831
Mohawk Industries, Inc. (a)	32,000	3,532
		10,363
Internet & Direct Marketing Retail - 2.9%
Amazon.com, Inc. (a)	1,277,400	161,936
Cazoo Group Ltd. (a)(c)	53,300	36
Deliveroo PLC Class A (a)(d)	69,400	65
eBay, Inc.	241,200	10,644
Uber Technologies, Inc. (a)	544,304	15,654
		188,335
Multiline Retail - 0.4%
Dollar General Corp.	81,800	19,421
Nordstrom, Inc. (b)	165,473	2,831
Ollie's Bargain Outlet Holdings, Inc. (a)	19,000	1,051
		23,303
Specialty Retail - 1.4%
Burlington Stores, Inc. (a)	18,300	2,565
Industria de Diseno Textil SA (b)	308,000	6,650
Lowe's Companies, Inc.	187,200	36,343
The Home Depot, Inc.	73,209	21,115
TJX Companies, Inc.	353,730	22,055
		88,728
Textiles, Apparel & Luxury Goods - 0.4%
Capri Holdings Ltd. (a)	43,200	2,038
LVMH Moet Hennessy Louis Vuitton SE	4,000	2,581
NIKE, Inc. Class B	87,064	9,268
PVH Corp.	52,900	2,976
Tapestry, Inc.	301,100	10,457
		27,320
TOTAL CONSUMER DISCRETIONARY		498,775
CONSUMER STAPLES - 4.6%
Beverages - 1.7%
Boston Beer Co., Inc. Class A (a)	5,800	1,955
Celsius Holdings, Inc. (a)	15,000	1,552
Constellation Brands, Inc. Class A (sub. vtg.)	65,300	16,067
Duckhorn Portfolio, Inc. (a)	54,900	1,001
Keurig Dr. Pepper, Inc.	59,200	2,257
Monster Beverage Corp. (a)	131,775	11,706
PepsiCo, Inc.	174,800	30,113
Pernod Ricard SA	15,500	2,859
The Coca-Cola Co.	630,900	38,933
		106,443
Food & Staples Retailing - 1.2%
Albertsons Companies, Inc.	140,300	3,860
Cake Box Holdings PLC	54,900	80
Costco Wholesale Corp.	58,500	30,543
Grocery Outlet Holding Corp. (a)	25,700	1,031
Sysco Corp.	81,700	6,717
U.S. Foods Holding Corp. (a)	252,272	7,725
Walmart, Inc.	215,600	28,578
		78,534
Food Products - 0.7%
Bunge Ltd.	17,400	1,726
Darling Ingredients, Inc. (a)	27,500	2,092
Freshpet, Inc. (a)	41,600	1,811
Hotel Chocolat Group Ltd. (a)	33,000	52
Lamb Weston Holdings, Inc.	42,400	3,372
Local Bounti Corp. (a)(b)	183,387	682
McCormick & Co., Inc. (non-vtg.)	66,900	5,624
Mondelez International, Inc.	263,800	16,319
Sovos Brands, Inc.	82,900	1,266
The Hershey Co.	32,400	7,279
TreeHouse Foods, Inc. (a)	44,900	2,092
		42,315
Household Products - 0.9%
Procter & Gamble Co.	390,900	53,921
The Clorox Co.	5,900	852
		54,773
Personal Products - 0.1%
Estee Lauder Companies, Inc. Class A	32,900	8,369
Olaplex Holdings, Inc.	18,300	244
The Honest Co., Inc. (a)(b)	28,300	102
		8,715
TOTAL CONSUMER STAPLES		290,780
ENERGY - 3.1%
Energy Equipment & Services - 0.3%
Expro Group Holdings NV (a)	78,433	1,060
Halliburton Co.	186,100	5,607
Liberty Oilfield Services, Inc. Class A (a)	21,367	321
Schlumberger Ltd.	294,100	11,220
Weatherford International PLC (a)	61,700	1,736
		19,944
Oil, Gas & Consumable Fuels - 2.8%
Canadian Natural Resources Ltd.	281,200	15,416
Delek U.S. Holdings, Inc.	56,700	1,602
Exxon Mobil Corp.	780,091	74,569
Genesis Energy LP	437,119	5,062
Hess Corp.	162,100	19,578
Imperial Oil Ltd.	305,185	14,979
Kosmos Energy Ltd. (a)	919,500	6,501
MEG Energy Corp. (a)	1,098,700	15,359
Phillips 66 Co.	69,474	6,215
Tourmaline Oil Corp.	143,300	8,472
Valero Energy Corp.	105,300	12,333
		180,086
TOTAL ENERGY		200,030
FINANCIALS - 7.2%
Banks - 3.7%
Bank of America Corp.	2,130,315	71,600
BankUnited, Inc.	27,000	1,000
BNP Paribas SA	78,509	3,648
Citizens Financial Group, Inc.	103,680	3,803
Comerica, Inc.	59,007	4,738
Eurobank Ergasias Services and Holdings SA (a)	3,958,352	3,673
First Horizon National Corp.	169,100	3,825
JPMorgan Chase & Co.	188,068	21,389
M&T Bank Corp.	62,192	11,305
Piraeus Financial Holdings SA (a)	918,277	967
PNC Financial Services Group, Inc.	53,993	8,531
Signature Bank	24,127	4,207
Silvergate Capital Corp. (a)	7,518	685
Societe Generale Series A	192,988	4,255
Starling Bank Ltd. Series D (a)(c)(e)	659,301	1,806
Sumitomo Mitsui Financial Group, Inc.	53,800	1,623
SVB Financial Group (a)	10,364	4,213
U.S. Bancorp	391,879	17,874
UniCredit SpA	390,279	3,819
Wells Fargo & Co.	1,423,175	62,207
		235,168
Capital Markets - 1.2%
Bank of New York Mellon Corp.	500,515	20,786
BlackRock, Inc. Class A	21,293	14,189
Cboe Global Markets, Inc.	20,475	2,415
Goldman Sachs Group, Inc.	17,191	5,719
Intercontinental Exchange, Inc.	112,194	11,315
State Street Corp.	166,888	11,407
StepStone Group, Inc. Class A	107,722	2,940
Virtu Financial, Inc. Class A	157,031	3,605
		72,376
Consumer Finance - 0.4%
American Express Co.	86,530	13,153
Capital One Financial Corp.	73,543	7,782
OneMain Holdings, Inc.	105,300	3,678
Shriram Transport Finance Co. Ltd.	100,367	1,684
		26,297
Diversified Financial Services - 0.3%
Ant International Co. Ltd. Class C (a)(c)(e)	682,677	1,222
Berkshire Hathaway, Inc.:
Class A (a)	11	4,634
Class B (a)	46,297	13,000
Jumo World Ltd. (a)(e)	162	673
		19,529
Insurance - 1.6%
Arthur J. Gallagher & Co.	59,428	10,790
Assurant, Inc.	21,800	3,455
Chubb Ltd.	27,282	5,158
Globe Life, Inc.	77,530	7,535
Hartford Financial Services Group, Inc.	183,681	11,813
Marsh & McLennan Companies, Inc.	119,834	19,338
Prudential PLC	72,987	766
The Travelers Companies, Inc.	279,306	45,147
		104,002
TOTAL FINANCIALS		457,372
HEALTH CARE - 9.5%
Biotechnology - 1.5%
Amgen, Inc.	147,619	35,473
Horizon Therapeutics PLC (a)	24,545	1,453
Legend Biotech Corp. ADR (a)	142,960	6,646
Regeneron Pharmaceuticals, Inc. (a)	25,385	14,750
Seagen, Inc. (a)	19,300	2,978
Vertex Pharmaceuticals, Inc. (a)	118,693	33,443
		94,743
Health Care Equipment & Supplies - 1.5%
Abbott Laboratories	302,287	31,030
Boston Scientific Corp. (a)	813,904	32,808
Demant A/S (a)	165,862	5,121
Edwards Lifesciences Corp. (a)	93,490	8,423
ResMed, Inc.	85,339	18,768
		96,150
Health Care Providers & Services - 3.1%
agilon health, Inc. (a)	482,937	10,035
AmerisourceBergen Corp.	186,268	27,299
Humana, Inc.	68,846	33,169
Option Care Health, Inc. (a)	529,472	16,392
Surgery Partners, Inc. (a)	430,805	11,860
UnitedHealth Group, Inc.	192,760	100,106
		198,861
Life Sciences Tools & Services - 0.9%
IQVIA Holdings, Inc. (a)	31,666	6,734
Thermo Fisher Scientific, Inc.	90,432	49,314
		56,048
Pharmaceuticals - 2.5%
AstraZeneca PLC sponsored ADR	381,268	23,783
Bristol-Myers Squibb Co.	329,762	22,229
Eli Lilly & Co.	184,754	55,653
Roche Holding AG (participation certificate)	50,740	16,351
Royalty Pharma PLC	600,010	25,086
Zoetis, Inc. Class A	100,857	15,787
		158,889
TOTAL HEALTH CARE		604,691
INDUSTRIALS - 5.3%
Aerospace & Defense - 1.1%
Howmet Aerospace, Inc.	191,600	6,788
Lockheed Martin Corp.	58,230	24,463
Northrop Grumman Corp.	22,446	10,729
Raytheon Technologies Corp.	76,252	6,844
Space Exploration Technologies Corp. Class A (a)(c)(e)	16,000	1,120
The Boeing Co. (a)	127,282	20,397
		70,341
Air Freight & Logistics - 0.1%
United Parcel Service, Inc. Class B	36,242	7,049
Airlines - 0.1%
Delta Air Lines, Inc. (a)	212,100	6,590
Building Products - 0.4%
Jeld-Wen Holding, Inc. (a)	176,273	1,965
Trane Technologies PLC	157,981	24,340
		26,305
Electrical Equipment - 0.6%
AMETEK, Inc.	192,632	23,147
Emerson Electric Co.	196,600	16,070
		39,217
Industrial Conglomerates - 0.6%
General Electric Co.	283,898	20,849
Honeywell International, Inc.	73,668	13,949
		34,798
Machinery - 1.5%
Caterpillar, Inc.	76,313	14,096
Deere & Co.	20,600	7,524
Dover Corp.	115,029	14,374
Fortive Corp.	426,631	27,019
Ingersoll Rand, Inc.	284,700	13,486
Parker Hannifin Corp.	70,337	18,639
		95,138
Professional Services - 0.1%
Dun & Bradstreet Holdings, Inc. (a)	95,465	1,360
Equifax, Inc.	26,737	5,047
		6,407
Road & Rail - 0.8%
CSX Corp.	754,250	23,872
Norfolk Southern Corp.	56,449	13,724
Old Dominion Freight Lines, Inc.	47,300	12,838
		50,434
TOTAL INDUSTRIALS		336,279
INFORMATION TECHNOLOGY - 17.7%
Electronic Equipment & Components - 0.2%
Amphenol Corp. Class A	176,800	13,000
IT Services - 2.6%
Accenture PLC Class A	17,400	5,019
Affirm Holdings, Inc. (a)(b)	56,100	1,314
Block, Inc. Class A (a)	140,500	9,682
Capgemini SA	50,400	8,762
Cognizant Technology Solutions Corp. Class A	292,900	18,502
Dlocal Ltd. (a)	247,500	6,155
EPAM Systems, Inc. (a)	22,200	9,468
MasterCard, Inc. Class A	33,700	10,931
MongoDB, Inc. Class A (a)	39,400	12,721
Snowflake, Inc. (a)	26,400	4,777
Thoughtworks Holding, Inc.	187,193	2,463
Twilio, Inc. Class A (a)	53,100	3,695
Visa, Inc. Class A	334,050	66,379
Wix.com Ltd. (a)	55,400	3,506
Worldline SA (a)(d)	35,187	1,508
		164,882
Semiconductors & Semiconductor Equipment - 3.2%
Advanced Micro Devices, Inc. (a)	66,700	5,661
ASML Holding NV (Netherlands)	15,700	7,663
Lam Research Corp.	41,000	17,954
Marvell Technology, Inc.	195,600	9,158
MediaTek, Inc.	218,000	4,720
Microchip Technology, Inc.	259,100	16,906
Micron Technology, Inc.	392,687	22,199
NVIDIA Corp.	419,100	63,259
NXP Semiconductors NV	78,997	13,001
Renesas Electronics Corp. (a)	1,220,300	11,554
Silergy Corp.	156,000	2,676
SolarEdge Technologies, Inc. (a)	36,700	10,128
Taiwan Semiconductor Manufacturing Co. Ltd.	1,192,000	19,528
		204,407
Software - 7.3%
Adobe, Inc. (a)	103,600	38,688
Autodesk, Inc. (a)	74,500	15,030
Black Knight, Inc. (a)	22,400	1,482
CCC Intelligent Solutions Holdings, Inc. (a)(c)	34,443	329
Coupa Software, Inc. (a)	54,400	3,177
Cvent Holding Corp. (a)(c)	122,436	620
Elastic NV (a)	44,496	3,734
Epic Games, Inc. (a)(c)(e)	1,715	1,595
Five9, Inc. (a)	61,400	6,024
HubSpot, Inc. (a)	32,400	10,920
Intuit, Inc.	60,900	26,295
Microsoft Corp.	1,157,300	302,611
Otonomo Technologies Ltd. (a)	96,391	41
Salesforce.com, Inc. (a)	201,789	31,503
Stripe, Inc. Class B (a)(c)(e)	15,600	441
Synopsys, Inc. (a)	44,600	15,432
Workday, Inc. Class A (a)	46,200	7,603
		465,525
Technology Hardware, Storage & Peripherals - 4.4%
Apple, Inc.	1,762,420	277,088
TOTAL INFORMATION TECHNOLOGY		1,124,902
MATERIALS - 1.8%
Chemicals - 1.2%
Air Products & Chemicals, Inc.	33,467	8,449
CF Industries Holdings, Inc.	127,870	13,229
DuPont de Nemours, Inc.	69,142	3,847
Ecolab, Inc.	38,473	6,303
International Flavors & Fragrances, Inc.	52,257	5,773
Linde PLC	68,383	19,343
LyondellBasell Industries NV Class A	4,100	340
Olin Corp.	99,892	5,460
Sherwin-Williams Co.	32,414	7,523
Valvoline, Inc.	173,600	5,047
		75,314
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	12,677	4,408
Summit Materials, Inc. (a)	95,283	2,708
Vulcan Materials Co.	26,580	4,425
		11,541
Containers & Packaging - 0.1%
Aptargroup, Inc.	4,100	422
Crown Holdings, Inc.	73,710	6,677
Sealed Air Corp.	30,200	1,625
		8,724
Metals & Mining - 0.3%
Alcoa Corp.	48,670	2,408
First Quantum Minerals Ltd.	254,060	4,496
Freeport-McMoRan, Inc.	291,118	8,617
Newmont Corp.	52,228	2,160
Reliance Steel & Aluminum Co.	21,325	4,009
		21,690
TOTAL MATERIALS		117,269
REAL ESTATE - 1.8%
Equity Real Estate Investment Trusts (REITs) - 1.7%
Alexandria Real Estate Equities, Inc.	3,100	476
American Tower Corp.	64,100	16,285
Corporate Office Properties Trust (SBI)	95,400	2,465
Crown Castle International Corp.	106,900	18,262
CubeSmart	76,000	3,500
Equinix, Inc.	14,600	9,598
Equity Lifestyle Properties, Inc.	123,600	8,664
Essex Property Trust, Inc.	16,800	4,453
Host Hotels & Resorts, Inc.	230,900	4,103
Invitation Homes, Inc.	185,800	6,741
Kilroy Realty Corp.	8,600	419
Life Storage, Inc.	13,400	1,705
Mid-America Apartment Communities, Inc.	40,100	6,643
Prologis (REIT), Inc.	117,500	14,630
Simon Property Group, Inc.	17,800	1,815
Ventas, Inc.	89,500	4,283
Washington REIT (SBI)	63,200	1,239
Welltower Op	77,945	5,974
		111,255
Real Estate Management & Development - 0.1%
Cushman & Wakefield PLC (a)	345,100	5,163
WeWork, Inc. (a)	141,700	581
		5,744
TOTAL REAL ESTATE		116,999
UTILITIES - 2.1%
Electric Utilities - 1.4%
Constellation Energy Corp.	102,325	8,349
Edison International	82,500	5,591
Evergy, Inc.	71,365	4,891
Exelon Corp.	209,276	9,189
FirstEnergy Corp.	162,900	6,443
NextEra Energy, Inc.	308,500	26,241
PG&E Corp. (a)	675,662	8,331
PPL Corp.	193,200	5,618
Southern Co.	219,500	16,917
		91,570
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	244,849	6,231
Multi-Utilities - 0.6%
CenterPoint Energy, Inc.	154,545	4,873
Dominion Energy, Inc.	162,545	13,296
NiSource, Inc.	152,500	4,500
Public Service Enterprise Group, Inc.	63,800	4,106
Sempra Energy	73,124	12,063
		38,838
TOTAL UTILITIES		136,639
TOTAL COMMON STOCKS (Cost $3,463,063)		4,268,194

Preferred Stocks - 0.3%
	Shares	Value ($) (000s)
Convertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
Circle Internet Financial Ltd. Series F (c)	38,272	1,865

Textiles, Apparel & Luxury Goods - 0.0%
Algolia SAS Series D (a)(c)(e)	28,657	557

TOTAL CONSUMER DISCRETIONARY		2,422

INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
ABL Space Systems:
Series B(a)(c)(e)	16,809	941
Series B2(c)(e)	8,427	472
		1,413
Construction & Engineering - 0.0%
Beta Technologies, Inc. Series A (a)(c)(e)	6,703	692

TOTAL INDUSTRIALS		2,105

INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.0%
Astranis Space Technologies Corp. Series C (a)(c)(e)	56,066	865
Xsight Labs Ltd. Series D (a)(c)(e)	60,136	450
		1,315
IT Services - 0.1%
ByteDance Ltd. Series E1 (a)(c)(e)	18,992	2,794

Semiconductors & Semiconductor Equipment - 0.0%
Astera Labs, Inc. Series C (c)(e)	140,700	1,431
GaN Systems, Inc.:
Series F1(c)(e)	15,161	102
Series F2(c)(e)	8,006	54
		1,587
Software - 0.1%
Bolt Technology OU Series E (c)(e)	6,388	992
Databricks, Inc.:
Series G(a)(c)(e)	4,077	223
Series H(c)(e)	19,485	1,067
Skyryse, Inc. Series B (c)(e)	50,800	1,228
Stripe, Inc. Series H (a)(c)(e)	6,300	178
		3,688
TOTAL INFORMATION TECHNOLOGY		9,384

TOTAL CONVERTIBLE PREFERRED STOCKS		13,911
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Internet & Direct Marketing Retail - 0.1%
Circle Internet Financial Ltd. Series E (c)	62,279	3,036

INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Checkr, Inc. Series E (e)	91,236	1,698
Gupshup, Inc. (a)(c)(e)	58,730	1,146
		2,844
TOTAL NONCONVERTIBLE PREFERRED STOCKS		5,880
TOTAL PREFERRED STOCKS (Cost $17,569)		19,791

U.S. Treasury Obligations - 0.0%
	Principal Amount (f) (000s)	Value ($) (000s)
U.S. Treasury Bills, yield at date of purchase 1.64% to 2.42% 9/22/22 to 11/3/22 (g) (Cost $1,477)	1,480	1,476

Preferred Securities - 0.0%
	Principal Amount (f) (000s)	Value ($) (000s)
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
GaN Systems, Inc. 0% (c)(e)(h) (Cost $355)	355	355

Fixed-Income Funds - 31.8%
	Shares	Value ($) (000s)
Fidelity Investment Grade Bond Central Fund (i) (Cost $2,287,946)	20,175,286	2,025,195

Money Market Funds - 1.1%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 2.33% (j)	57,499,610	57,511
Fidelity Securities Lending Cash Central Fund 2.34% (j)(k)	12,251,909	12,253
TOTAL MONEY MARKET FUNDS (Cost $69,764)		69,764

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $5,840,174)	6,384,775
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(9,368)
NET ASSETS - 100.0%	6,375,407

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($) (000s)	Value ($) (000s)	Unrealized Appreciation/ (Depreciation) ($) (000s)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	63	Sep 2022	12,463	452	452

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $25,617,000 or 0.4% of net assets.

(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,573,000 or 0.0% of net assets.

(e)	Level 3 security
(f)	Amount is stated in United States dollars unless otherwise noted.
(g)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $673,000.
(h)	Security is perpetual in nature with no stated maturity date.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements,which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(k)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($) (000s)
ABL Space Systems Series B	3/24/21	757
ABL Space Systems Series B2	10/22/21	573
Algolia SAS Series D	7/23/21	838
Ant International Co. Ltd. Class C	5/16/18	2,602
Astera Labs, Inc. Series C	8/24/21	473
Astranis Space Technologies Corp. Series C	3/19/21	1,229
Beta Technologies, Inc. Series A	4/09/21	491
Bolt Technology OU Series E	1/03/22	1,660
ByteDance Ltd. Series E1	11/18/20	2,081
Cazoo Group Ltd.	3/28/21	533
CCC Intelligent Solutions Holdings, Inc.	2/02/21	344
Circle Internet Financial Ltd. Series E	5/11/21	1,011
Circle Internet Financial Ltd. Series F	5/09/22	1,613
Cvent Holding Corp.	7/23/21	1,224
Databricks, Inc. Series G	2/01/21	241
Databricks, Inc. Series H	8/31/21	1,432
Epic Games, Inc.	3/29/21	1,518
GaN Systems, Inc. Series F1	11/30/21	129
GaN Systems, Inc. Series F2	11/30/21	68
GaN Systems, Inc. 0%	11/30/21	355
Gupshup, Inc.	6/08/21	1,343
Skyryse, Inc. Series B	10/21/21	1,254
Space Exploration Technologies Corp. Class A	2/16/21	672
Starling Bank Ltd. Series D	6/18/21	1,179
Stripe, Inc. Class B	5/18/21	626
Stripe, Inc. Series H	3/15/21	253
Xsight Labs Ltd. Series D	2/16/21	481
Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 2.33%	199,302	1,631,823	1,773,614	474	-	-	57,511	0.1%
Fidelity Investment Grade Bond Central Fund	1,943,723	373,060	-	50,330	-	(291,588)	2,025,195	6.0%
Fidelity Securities Lending Cash Central Fund 2.34%	4,863	201,138	193,748	99	-	-	12,253	0.0%
Total	2,147,888	2,206,021	1,967,362	50,903	-	(291,588)	2,094,959

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	384,458	382,932	1,526	-
Consumer Discretionary	504,233	484,683	18,993	557
Consumer Staples	290,780	290,780	-	-
Energy	200,030	200,030	-	-
Financials	457,372	434,203	19,468	3,701
Health Care	604,691	588,340	16,351	-
Industrials	338,384	335,159	-	3,225
Information Technology	1,137,130	1,075,217	47,649	14,264
Materials	117,269	117,269	-	-
Real Estate	116,999	116,999	-	-
Utilities	136,639	136,639	-	-

U.S. Government and Government Agency Obligations	1,476	-	1,476	-

Preferred Securities	355	-	-	355

Fixed-Income Funds	2,025,195	2,025,195	-	-

Money Market Funds	69,764	69,764	-	-
Total Investments in Securities:	6,384,775	6,257,210	105,463	22,102
Derivative Instruments:

Assets
Futures Contracts	452	452	-	-
Total Assets	452	452	-	-
Total Derivative Instruments:	452	452	-	-

Net Unrealized Depreciation on Unfunded Commitments	(99)	-	-	(99)
Total	(99)	-	-	(99)

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
(Amounts in thousands)	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	452	0
Total Equity Risk	452	0
Total Value of Derivatives	452	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		August 31, 2022

Assets
Investment in securities, at value (including securities loaned of $10,292) - See accompanying schedule:	$4,289,816
Unaffiliated issuers (cost $3,482,464)
Fidelity Central Funds (cost $2,357,710)	2,094,959

Total Investment in Securities (cost $5,840,174)		$6,384,775
Foreign currency held at value (cost $243)		243
Receivable for investments sold		8,341
Receivable for fund shares sold		5,245
Dividends receivable		5,790
Distributions receivable from Fidelity Central Funds		141
Prepaid expenses		13
Other receivables		56
Total assets		6,404,604
Liabilities
Payable to custodian bank	$1,107
Payable for investments purchased	5,661
Unrealized depreciation on unfunded commitments	99
Payable for fund shares redeemed	4,982
Accrued management fee	2,094
Distribution and service plan fees payable	1,827
Payable for daily variation margin on futures contracts	98
Other affiliated payables	917
Other payables and accrued expenses	159
Collateral on securities loaned	12,253
Total Liabilities		29,197
Net Assets		$6,375,407
Net Assets consist of:
Paid in capital		$5,665,783
Total accumulated earnings (loss)		709,624
Net Assets		$6,375,407

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($1,621,498 ÷ 67,607 shares) (a)		$23.98
Maximum offering price per share (100/94.25 of $23.98)		$25.44
Class M :
Net Asset Value and redemption price per share ($1,427,471 ÷ 58,650 shares) (a)		$24.34
Maximum offering price per share (100/96.50 of $24.34)		$25.22
Class C :
Net Asset Value and offering price per share ($979,836 ÷ 41,330 shares) (a)		$23.71
Class I :
Net Asset Value , offering price and redemption price per share ($1,620,622 ÷ 65,923 shares)		$24.58
Class Z :
Net Asset Value , offering price and redemption price per share ($725,980 ÷ 29,520 shares)		$24.59
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Amounts in thousands		Year ended August 31, 2022
Investment Income
Dividends		$57,140
Income from Fidelity Central Funds (including $99 from security lending)		50,903
Total Income		108,043
Expenses
Management fee	$26,507
Transfer agent fees	10,388
Distribution and service plan fees	23,372
Accounting fees	1,434
Custodian fees and expenses	137
Independent trustees' fees and expenses	24
Registration fees	268
Audit	112
Legal	22
Miscellaneous	29
Total expenses before reductions	62,293
Expense reductions	(224)
Total expenses after reductions		62,069
Net Investment income (loss)		45,974
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $784)	248,587
Foreign currency transactions	(141)
Futures contracts	(2,511)
Total net realized gain (loss)		245,935
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $577)	(997,422)
Fidelity Central Funds	(291,588)
Unfunded commitments	359
Assets and liabilities in foreign currencies	(65)
Futures contracts	(7,413)
Total change in net unrealized appreciation (depreciation)		(1,296,129)
Net gain (loss)		(1,050,194)
Net increase (decrease) in net assets resulting from operations		$(1,004,220)

Statement of Changes in Net Assets

Amount in thousands	Year ended August 31, 2022	Year ended August 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$45,974	$31,428
Net realized gain (loss)	245,935	499,380
Change in net unrealized appreciation (depreciation)	(1,296,129)	741,535
Net increase (decrease) in net assets resulting from operations	(1,004,220)	1,272,343
Distributions to shareholders	(489,272)	(201,498)
Share transactions - net increase (decrease)	703,097	1,332,853
Total increase (decrease) in net assets	(790,395)	2,403,698

Net Assets
Beginning of period	7,165,802	4,762,104
End of period	$6,375,407	$7,165,802

Fidelity Advisor® Balanced Fund Class A

Years ended August 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$29.67	$24.87	$21.14	$22.22	$21.09
Income from Investment Operations
Net investment income (loss) A,B	.19	.17	.27	.30	.25
Net realized and unrealized gain (loss)	(3.87)	5.67	4.10	.08	2.22
Total from investment operations	(3.68)	5.84	4.37	.38	2.47
Distributions from net investment income	(.17)	(.17)	(.29)	(.29)	(.25)
Distributions from net realized gain	(1.84)	(.88)	(.35)	(1.18)	(1.09)
Total distributions	(2.01)	(1.04) C	(.64)	(1.46) C	(1.34)
Net asset value, end of period	$23.98	$29.67	$24.87	$21.14	$22.22
Total Return D,E	(13.19)%	24.38%	21.16%	2.15%	12.26%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.81%	.83%	.85%	.86%	.87%
Expenses net of fee waivers, if any	.81%	.83%	.85%	.86%	.87%
Expenses net of all reductions	.81%	.82%	.84%	.86%	.86%
Net investment income (loss)	.72%	.63%	1.21%	1.46%	1.18%
Supplemental Data
Net assets, end of period (in millions)	$1,621	$1,723	$1,080	$818	$681
Portfolio turnover rate H	35%	37%	92%	57%	62% I

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the sales charges.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Balanced Fund Class M

Years ended August 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$30.08	$25.19	$21.40	$22.47	$21.31
Income from Investment Operations
Net investment income (loss) A,B	.13	.10	.22	.25	.20
Net realized and unrealized gain (loss)	(3.94)	5.76	4.15	.09	2.24
Total from investment operations	(3.81)	5.86	4.37	.34	2.44
Distributions from net investment income	(.09)	(.10)	(.23)	(.23)	(.19)
Distributions from net realized gain	(1.84)	(.88)	(.35)	(1.18)	(1.09)
Total distributions	(1.93)	(.97) C	(.58)	(1.41)	(1.28)
Net asset value, end of period	$24.34	$30.08	$25.19	$21.40	$22.47
Total Return D,E	(13.41)%	24.11%	20.85%	1.91%	11.99%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.06%	1.07%	1.10%	1.11%	1.12%
Expenses net of fee waivers, if any	1.06%	1.07%	1.10%	1.11%	1.11%
Expenses net of all reductions	1.06%	1.07%	1.09%	1.11%	1.11%
Net investment income (loss)	.47%	.38%	.97%	1.21%	.94%
Supplemental Data
Net assets, end of period (in millions)	$1,427	$1,744	$1,455	$1,273	$1,257
Portfolio turnover rate H	35%	37%	92%	57%	62% I

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the sales charges.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Balanced Fund Class C

Years ended August 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$29.37	$24.67	$20.97	$22.05	$20.93
Income from Investment Operations
Net investment income (loss) A,B	(.01)	(.03)	.10	.14	.09
Net realized and unrealized gain (loss)	(3.82)	5.62	4.07	.09	2.20
Total from investment operations	(3.83)	5.59	4.17	.23	2.29
Distributions from net investment income	(.01)	(.02)	(.13)	(.13)	(.08)
Distributions from net realized gain	(1.82)	(.87)	(.35)	(1.18)	(1.09)
Total distributions	(1.83)	(.89)	(.47) C	(1.31)	(1.17)
Net asset value, end of period	$23.71	$29.37	$24.67	$20.97	$22.05
Total Return D,E	(13.82)%	23.43%	20.25%	1.40%	11.41%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.57%	1.58%	1.60%	1.62%	1.62%
Expenses net of fee waivers, if any	1.57%	1.58%	1.60%	1.62%	1.62%
Expenses net of all reductions	1.57%	1.58%	1.60%	1.62%	1.62%
Net investment income (loss)	(.04)%	(.13)%	.46%	.70%	.43%
Supplemental Data
Net assets, end of period (in millions)	$980	$1,118	$769	$635	$620
Portfolio turnover rate H	35%	37%	92%	57%	62% I

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not include the effect of the contingent deferred sales charge.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Balanced Fund Class I

Years ended August 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$30.36	$25.42	$21.59	$22.66	$21.48
Income from Investment Operations
Net investment income (loss) A,B	.26	.24	.33	.36	.31
Net realized and unrealized gain (loss)	(3.97)	5.81	4.19	.08	2.26
Total from investment operations	(3.71)	6.05	4.52	.44	2.57
Distributions from net investment income	(.23)	(.23)	(.34)	(.34)	(.30)
Distributions from net realized gain	(1.84)	(.88)	(.35)	(1.18)	(1.09)
Total distributions	(2.07)	(1.11)	(.69)	(1.51) C	(1.39)
Net asset value, end of period	$24.58	$30.36	$25.42	$21.59	$22.66
Total Return D	(12.98)%	24.68%	21.48%	2.41%	12.56%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.56%	.57%	.59%	.61%	.61%
Expenses net of fee waivers, if any	.56%	.57%	.59%	.61%	.61%
Expenses net of all reductions	.56%	.57%	.58%	.60%	.61%
Net investment income (loss)	.97%	.88%	1.47%	1.71%	1.44%
Supplemental Data
Net assets, end of period (in millions)	$1,621	$1,831	$1,070	$785	$621
Portfolio turnover rate G	35%	37%	92%	57%	62% H

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

H Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Balanced Fund Class Z

Years ended August 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$30.37	$25.43	$21.60	$22.66	$21.48
Income from Investment Operations
Net investment income (loss) A,B	.30	.28	.36	.38	.34
Net realized and unrealized gain (loss)	(3.98)	5.80	4.19	.10	2.26
Total from investment operations	(3.68)	6.08	4.55	.48	2.60
Distributions from net investment income	(.27)	(.26)	(.37)	(.36)	(.33)
Distributions from net realized gain	(1.84)	(.88)	(.35)	(1.18)	(1.09)
Total distributions	(2.10) C	(1.14)	(.72)	(1.54)	(1.42)
Net asset value, end of period	$24.59	$30.37	$25.43	$21.60	$22.66
Total Return D	(12.87)%	24.82%	21.62%	2.57%	12.70%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.45%	.45%	.47%	.48%	.49%
Expenses net of fee waivers, if any	.44%	.45%	.47%	.48%	.49%
Expenses net of all reductions	.44%	.45%	.46%	.48%	.48%
Net investment income (loss)	1.09%	1.00%	1.59%	1.84%	1.56%
Supplemental Data
Net assets, end of period (in millions)	$726	$749	$388	$280	$224
Portfolio turnover rate G	35%	37%	92%	57%	62% H

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

H Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended August 31, 2022
( Amounts in thousands except percentages)

1. Organization.
Fidelity Advisor Balanced Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Investment Grade Bond Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income by normally investing in investment-grade debt securities.	Futures Restricted Securities Swaps	Less than .005%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.
The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices.   When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.
The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Advisor Balanced Fund	$5

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.   In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, deferred Trustee compensation and losses deferred due to wash sales and excise tax regulations.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 1,139,907
Gross unrealized depreciation	(610,977)
Net unrealized appreciation (depreciation)	$ 528,930
Tax Cost	$ 5,855,746

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 13,555
Undistributed long-term capital gain	$ 245,336
Net unrealized appreciation (depreciation) on securities and other investments	$ 528,887

The Fund intends to elect to defer to its next fiscal year $78,097 of capital losses recognized during the period November 1, 2021 to August 31, 2022.

The tax character of distributions paid was as follows:

	August 31, 2022	August 31, 2021
Ordinary Income	$ 211,825	$ 55,666
Long-term Capital Gains	277,447	145,832
Total	$ 489,272	$ 201,498

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.
	Investment to be Acquired	Commitment Amount	Unrealized Appreciation (Depreciation)
Fidelity Advisor Balanced Fund	Stripe, Inc.	$99	$(99)

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Investment objectives allow a fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Balanced Fund	2,855,294	2,443,934
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .38% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$ 4,342	$ 282
Class M	.25%	.25%	8,067	8
Class C	.75%	.25%	10,963	2,808
			$ 23,372	$ 3,098

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions.   The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 928
Class M	79
Class C A	18
$ 1,025

A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 2,779.16
Class M	2,551.16
Class C	1,797.16
Class I	2,936.16
Class Z	325.04
	$ 10,388

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Balanced Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Balanced Fund	$ 52

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Balanced Fund	239,853	218,701	9,742

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:
Amount ($)
Fidelity Advisor Balanced Fund	21

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Balanced Fund	$ 12

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Balanced Fund	$ 11	$ -	$-

9. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $224.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended August 31, 2022	Year ended August 31, 2021
Fidelity Advisor Balanced Fund
Distributions to shareholders
Class A	$ 120,162	$47,534
Class M	112,328	56,522
Class C	71,160	28,342
Class I	129,619	50,343
Class Z	56,003	18,757
Total	$ 489,272	$ 201,498

11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2022	Year ended August 31, 2021	Year ended August 31, 2022	Year ended August 31, 2021
Fidelity Advisor Balanced Fund
Class A
Shares sold	18,286	22,051	$ 490,465	$ 593,897
Reinvestment of distributions	4,208	1,841	115,013	45,631
Shares redeemed	(12,953)	(9,229)	(340,320)	(246,231)
Net increase (decrease)	9,541	14,663	$ 265,158	$ 393,297
Class M
Shares sold	8,730	9,785	$ 236,401	$ 265,142
Reinvestment of distributions	3,990	2,232	110,866	55,721
Shares redeemed	(12,055)	(11,805)	(324,972)	(321,240)
Net increase (decrease)	665	212	$ 22,295	$ (377)
Class C
Shares sold	9,262	13,228	$ 248,978	$ 353,988
Reinvestment of distributions	2,484	1,107	67,522	26,946
Shares redeemed	(8,475)	(7,458)	(220,083)	(199,240)
Net increase (decrease)	3,271	6,877	$ 96,417	$ 181,694
Class I
Shares sold	20,463	27,164	$ 566,761	$ 746,743
Reinvestment of distributions	4,109	1,724	114,965	43,904
Shares redeemed	(18,968)	(10,654)	(505,109)	(293,201)
Net increase (decrease)	5,604	18,234	$ 176,617	$ 497,446
Class Z
Shares sold	12,178	12,328	$ 336,638	$ 341,897
Reinvestment of distributions	1,794	641	50,155	16,391
Shares redeemed	(9,125)	(3,564)	(244,183)	(97,495)
Net increase (decrease)	4,847	9,405	$ 142,610	$ 260,793

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Balanced Fund:

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Balanced Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of August 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
October 18, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 316 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2022 to August 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Expenses Paid During Period- C March 1, 2022 to August 31, 2022
Fidelity Advisor® Balanced Fund
Class A	.81%
Actual		$ 1,000	$ 899.60	$ 3.88
Hypothetical- B		$ 1,000	$ 1,021.12	$ 4.13
Class M	1.06%
Actual		$ 1,000	$ 898.80	$ 5.07
Hypothetical- B		$ 1,000	$ 1,019.86	$ 5.40
Class C	1.57%
Actual		$ 1,000	$ 896.70	$ 7.51
Hypothetical- B		$ 1,000	$ 1,017.29	$ 7.98
Class I	.56%
Actual		$ 1,000	$ 900.90	$ 2.68
Hypothetical- B		$ 1,000	$ 1,022.38	$ 2.85
Class Z	.44%
Actual		$ 1,000	$ 901.40	$ 2.11
Hypothetical- B		$ 1,000	$ 1,022.99	$ 2.24

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 2022, $314,345,284, or, if subsequently determined to be different, the net capital gain of such year.

A total of 10.14% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $11,482,981 of distributions paid in the calendar year 2021 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates 100% of the short-term capital gain dividends distributed in October and December, respectively during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Class A designates 100%, 100%, 10%, and 97%; Class M designates 100%, 100%, 10%, and 100%; Class C designates 0%, 100%, 11%, and 100%; Class I designates 100%, 100%, 10%, and 75%; and Class Z designates 100%, 100%, 10%, and 68%; of the dividends distributed in April, July, October, and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100%, 100% 12%, and 100%; Class M designates 100%, 100%, 13%, and 100%; Class C designates 0%, 100%, 13%, and 100%; Class I designates 100%, 100%, 12%, and 91%; and Class Z designates 100%, 100%, 12%, and 83% of the dividends distributed in April, July, October, and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class A designates 1% and 0%; Class M designates 1% and 0%; Class C designates 1% and 0%; Class I designates 1% and 8%; and Class Z designates 1% and 7%; of the dividends distributed in October and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Advisor Balanced Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Class I); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that the fund had a portfolio manager change in March 2019, October 2019, November 2019, January 2020, and January 2022. The Board will continue to monitor closely the fund's performance, taking into account the portfolio manager changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group).The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the representative class, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Balanced Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.   The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Advisor Balanced Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the total expense ratio of the representative class (Class I), the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total net expense ratio of Class I ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.   The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.   The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class.  The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.   In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.538593.125
AIG-ANN-1022

Item 2.

Code of Ethics

As of the end of the period, August 31, 2022, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Balanced Fund (the “Fund”):

Services Billed by Deloitte Entities

August 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Balanced Fund	$79,800	$-	$13,300	$1,800

August 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Balanced Fund	$83,700	$-	$11,600	$1,900

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	August 31, 2022A	August 31, 2021A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	August 31, 2022A	August 31, 2021A
Deloitte Entities	$472,700	$535,100

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	October 20, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	October 20, 2022

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	October 20, 2022